FINANCIAL STATEMENTS

                      Financial Guaranty Insurance Company


                                 June 30, 2004

                      Financial Guaranty Insurance Company

                              Financial Statements


                                  June 30, 2004




                                    CONTENTS

Balance Sheets at June 30, 2004 (Unaudited) and December 31, 2003...........   1
Statements of Income for the Three Months and Six Months Ended June 30, 2004
  and 2003 (Unaudited)......................................................   2
Statements of Cash Flows for the Six Months Ended June 30, 2004
  and 2003 (Unaudited)......................................................   3
Notes to Financial Statements (Unaudited)...................................   4


                      Financial Guaranty Insurance Company

                                 Balance Sheets

                (Dollars in thousands, except per share amounts)


                                                                     SUCCESSOR
                                                          --------------------------------
                                                              JUNE 30      DECEMBER 31
                                                               2004            2003
                                                          --------------------------------
                                                            (Unaudited)
ASSETS
Fixed maturity securities, available for sale, at fair
  value (amortized cost of  $2,758,154 in 2004 and
  $2,688,459 in 2003)                                       $ 2,686,439    $ 2,691,922
Short-term investments, at cost, which approximates fair
  value                                                          94,171         14,377
                                                          --------------------------------
Total investments                                             2,780,610      2,706,299
Cash                                                            115,199         78,645
Accrued investment income                                        32,694         32,803
Receivable for securities sold                                        -            170
Reinsurance recoverable on losses                                 5,934          8,065
Other reinsurance receivables                                         -          5,295
Deferred policy acquisition costs                                18,890          2,921
Receivable from related parties                                      90          9,759
Property and equipment, net of accumulated depreciation
  of  $12 in 2004                                                   102              -
Prepaid reinsurance premiums                                    118,298        123,768
Prepaid expenses and other assets                                 6,792          6,058
Current federal income taxes receivable                               -            126
Deferred federal income taxes receivable                             99              -
                                                          --------------------------------
Total assets                                                $ 3,078,708    $ 2,973,909
                                                          ================================

LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Unearned premiums                                         $   988,352    $   918,882
  Losses and loss adjustment expenses                            37,347         40,467
  Ceded reinsurance payable                                         656            114
  Accounts payable and accrued expenses                          18,871         19,238
  Obligations under capital lease                                 6,248          6,982
  Payable for securities purchased                               11,006              -
  Current federal income taxes payable                            7,758              -
  Deferred federal income taxes payable                               -         18,862
                                                          --------------------------------
Total liabilities                                             1,070,238      1,004,545
                                                          --------------------------------

Stockholder's equity:
  Common stock, par value $1,500 per share; 10,000 shares
    authorized, issued and outstanding                           15,000         15,000
  Additional paid-in capital                                  1,857,772      1,857,772
  Accumulated other comprehensive  (loss) income, net of
    tax                                                         (45,533)         2,059
  Retained earnings                                             181,231         94,533
                                                          --------------------------------
Total stockholder's equity                                    2,008,470      1,969,364
                                                          --------------------------------
                                                          --------------------------------
Total liabilities and stockholder's equity                  $ 3,078,708    $ 2,973,909
                                                          ================================


See accompanying notes to unaudited interim financial statements.


                      Financial Guaranty Insurance Company

                              Statements of Income
                                   (Unaudited)

                             (Dollars in thousands)


                                                 SUCCESSOR      PREDECESSOR    SUCCESSOR    PREDECESSOR
                                                     THREE MONTHS ENDED           SIX MONTHS ENDED
                                                          JUNE 30                      JUNE 30
                                                    2004           2003          2004          2003
                                                ---------------------------------------------------------
Revenues:
  Gross premiums written                          $   106,457   $    93,483    $   162,851   $   141,941
  Ceded premiums written                                 (812)        3,962         (3,559)        4,025
                                                ---------------------------------------------------------
  Net premiums written                                105,645        97,445        159,292       145,966
  Increase in net unearned premiums                   (52,494)      (55,043)       (74,939)      (69,638)
                                                ---------------------------------------------------------
  Net premiums earned                                  53,151        42,402         84,353        76,328

  Net investment income                                23,360        30,127         46,031        59,978
  Net realized (losses) gains                            (749)          404            778        30,382
  Other income                                            240            57            557            57
                                                ---------------------------------------------------------
                                                ---------------------------------------------------------
Total revenues                                         76,002        72,990        131,719       166,745
                                                ---------------------------------------------------------

Expenses:
  Losses and loss adjustment expenses                  (1,070)        6,429           (406)        3,729
  Underwriting expenses                                21,435        16,109         35,802        30,672
  Policy acquisition cost deferred                     (8,630)       (8,827)       (16,311)      (14,804)
  Amortization of deferred policy acquisition
  costs                                                   184         4,325            342         8,602
                                                ---------------------------------------------------------
Total expenses                                         11,919        18,036         19,427        28,199
                                                ---------------------------------------------------------

Income before income taxes                             64,083        54,954        112,292       138,546
Federal income tax expense                             15,690        12,672         25,594        32,497
                                                ---------------------------------------------------------
Net income                                        $    48,393   $    42,282    $    86,698   $   106,049
                                                =========================================================



See accompanying notes to unaudited interim financial statements.

                                        2



                      Financial Guaranty Insurance Company

                            Statements of Cash Flows
                                   (Unaudited)

                             (Dollars in thousands)

                                                          SUCCESSOR       PREDECESSOR
                                                                SIX MONTHS ENDED
                                                                    JUNE 30
                                                              2004           2003
                                                         -------------------------------
OPERATING ACTIVITIES
Net income                                                 $    86,698    $  106,049
Adjustments to reconcile net income to net cash
  provided by operating activities:
    Amortization of deferred policy acquisition costs              342          8,602
    Policy acquisition costs deferred                          (16,311)       (14,804)
    Depreciation of property and equipment                          12              4
    Amortization of fixed maturity securities                   16,506         10,050
    Net realized gains on investments                             (778)       (30,382)
    Provision for deferred income taxes                          6,823         (1,218)

    Change in accrued investment income, prepaid
      expenses and other assets                                   (625)         2,930
    Change in receivable from related parties                    9,669              -
    Change in other reinsurance receivables                      5,295              -
    Change in reinsurance recoverable on losses                  2,131         (1,107)
    Change in prepaid reinsurance premiums                       5,470         12,917
    Change in current federal income tax receivable                126              -
    Change in unearned premiums                                 69,470         56,721
    Change in losses and loss adjustment expenses               (3,120)         4,309
    Change in ceded reinsurance payable and accounts
      payable and accrued expenses                                 175         (4,696)
    Change in current federal income taxes payable               7,758         (7,016)
                                                         -------------------------------
Net cash provided by operating activities                      189,641        142,359
                                                         -------------------------------

INVESTING ACTIVITIES
Sales and maturities of fixed maturity securities              161,637        798,879

Purchases of fixed maturity securities                        (246,106)      (848,932)
Purchases, sales and maturities of short-term
  investments                                                  (79,794)       (99,694)
Receivable for securities sold, net of payable for
  securities purchased                                          11,176          9,078
                                                         -------------------------------
Net cash used in investing activities                         (153,087)      (140,669)
                                                         -------------------------------

Net increase in cash                                            36,554          1,690
Cash at beginning of period                                     78,645          7,260
                                                         -------------------------------
Cash at end of period                                      $   115,199    $    8,950
                                                         ===============================


See accompanying notes to unaudited interim financial statements.

                                        3

                      Financial Guaranty Insurance Company

                          Notes to Financial Statements
                                   (Unaudited)

                                  June 30, 2004
                             (Dollars in thousands)


1. BASIS OF PRESENTATION

Financial Guaranty Insurance Company (the "Company") is a wholly-owned subsidiary of FGIC Corporation (the "Parent"). The Parent was a wholly-owned subsidiary of General Electric Capital Corporation ("GE Capital"). The Company provides financial guaranty insurance for public finance and structured finance obligations. The Company began insuring public finance obligations in 1984 and structured finance obligations in 1988. The Company's financial strength is rated "Aaa" by Moody's Investors Service, Inc. ("Moody's"), "AAA" by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. ("S&P"), and "AAA" by Fitch Ratings, Inc. ("Fitch"). The Company is licensed to engage in financial guaranty insurance in all 50 states, the District of Columbia, the Commonwealth of Puerto Rico and, through a branch, in the United Kingdom.

On December 18, 2003, an investor group consisting of The PMI Group, Inc. ("PMI"), affiliates of the Blackstone Group L.P. ("Blackstone"), affiliates of the Cypress Group L.L.C. ("Cypress") and affiliates of CIVC Partners L.P.
("CIVC"), collectively the "Investor Group", completed the acquisition (the "Transaction") of FGIC Corporation from a subsidiary of GE Capital in a transaction valued at approximately $2,200,000. At the closing of the Transaction, the Investor Group, acting through an affiliate, paid GE Capital a cash purchase price of approximately $1,600,000, which was funded by equity investments by the Investor Group and borrowings of approximately $227,300 under a bridge loan facility within an affiliate of Bank of America Corporation. The bridge loan originally was to mature on December 16, 2004; however, the bridge loan was repaid with the proceeds of the Senior Notes issued on January 12, 2004. In addition, FGIC Corporation paid GE Capital approximately $284,300 in pre-closing dividends and GE Capital retained 2,346 shares of Convertible
Preferred Stock (the "Senior Preferred Shares") with an aggregate liquidation preference of $234,600 and approximately 5% of FGIC Corporation's common stock. PMI is the largest stockholder of FGIC Corporation, owning approximately 42% of its common stock at December 31, 2003. Blackstone, Cypress and CIVC own approximately 23%, 23% and 7% of FGIC Corporation's common stock, respectively, at December 31, 2003.

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial information. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring

                      Financial Guaranty Insurance Company

                          Notes to Financial Statements
                             (Unaudited) (continued)


                             (Dollars in thousands)


1. BASIS OF PRESENTATION (CONTINUED)

accruals) considered necessary for fair presentation have been included. Operating results for the six-month period ended June 30, 2004 are not necessarily indicative of results that may be expected for the year ending December 31, 2004.

These unaudited interim financial statements should be read in conjunction with the financial statements and related notes included in the 2003 audited financial statements.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States ("GAAP") requires management to make estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

As a result of the Transaction effective on December 18, 2003, the basis of the assets and liabilities has changed, which necessitates the presentation of Predecessor Company and the Successor Company columns in the Balance Sheets, Statements of Income and Cash Flows.

2. INCOME TAXES

The Company's effective federal corporate tax rate (22.8% and 23.5% for the six months ended June 30, 2004 and 2003, and 24.5% and 23.1% for the three months ended June 30, 2004 and 2003, respectively) is less than the statutory corporate tax rate (35%) on income due to permanent differences between financial and taxable income, principally tax-exempt interest.

3. REINSURANCE

Net premiums earned are shown net of ceded premiums earned of $9,029 and $8,900, respectively, for the six months ended June 30, 2004 and 2003, and $6,372 and $4,000 for the three months ended June 30, 2004 and 2003, respectively.

4. COMPREHENSIVE INCOME

Accumulated other comprehensive income (loss) of the Company consists of net unrealized gains on investment securities and foreign currency translation adjustments. The components of other comprehensive income (loss) for the six and three months ended June 30, 2004 and 2003 are as follows:

                                                              SUCCESSOR
                                                --------------------------------
                                                --------------------------------
                                                 SIX MONTHS ENDED JUNE 30, 2004
                                                --------------------------------
                                                ---------- ----------- ---------
                                                BEFORE                   NET OF
                                                  TAX                      TAX
                                                AMOUNT        TAX        AMOUNT
                                                ---------- ----------- ---------
                                                ---------- ----------- ---------

  Unrealized holding losses arising during the
    period                                      $(74,105)    $25,937   $(48,168)
  Less reclassification adjustment for losses
    realized
    in net income                                   (778)       272        (506)
                                                ---------- ----------- ---------
                                                ---------- ----------- ---------
  Unrealized losses on investments               (74,883)    26,209     (48,674)
  Foreign currency translation adjustment          1,665       (583)      1,082
                                                ---------- ----------- ---------
                                                ---------- ----------- ---------
  Total other comprehensive loss                $(73,218)    $25,626   $(47,592)
                                                ========== =========== =========

                                                           SUCCESSOR
                                                --------------------------------
                                                --------------------------------
                                                THREE MONTHS ENDED JUNE 30, 2004
                                                --------------------------------
                                                ---------- ----------- ---------
                                                BEFORE                   NET OF
                                                  TAX                      TAX
                                                AMOUNT        TAX        AMOUNT
                                                ---------- ----------- ---------
                                                ---------- ----------- ---------

  Unrealized holding losses arising during the
    period                                      $(92,626)   $32,419    $(60,207)
  Less reclassification adjustment for gains
    realized
    in net income                                    749      (262)         487
                                                --------- ---------- -----------
                                                --------- ---------- -----------
  Unrealized losses on investments               (91,877)   32,157      (59,720)
  Foreign currency translation adjustment           (849)      297         (552)
                                                --------- ---------- -----------
                                                --------- ---------- -----------
  Total other comprehensive loss                $(92,726) $ 32,454     $(60,272)
                                                ========= ========== ===========

                                                             PREDECESSOR
                                             ----------------------------------
                                              SIX MONTHS ENDED JUNE 30, 2003
                                             -----------------------------------
                                             ---------- ------------ -----------
                                             BEFORE                    NET OF
                                               TAX                      TAX
                                             AMOUNT         TAX        AMOUNT
                                             ---------- ------------ -----------
                                             ---------- ------------ -----------

  Unrealized holding gains arising during the
    period                                   $ 78,151   $  (27,363)    $ 50,798
  Less reclassification adjustment for gains
    realized
    in net income                             (30,382)    10,634        (19,748)
                                             ---------- ------------ -----------
                                             ---------- ------------ -----------
  Unrealized gains on investments              47,769    (16,719)        31,050
  Foreign currency translation adjustment       3,146     (1,101)         2,045
                                             ---------- ------------ -----------
                                             ---------- ------------ -----------
  Total other comprehensive income           $ 50,915   $  (17,820)    $ 33,095
                                             ========== ============ ===========

                                                       PREDECESSOR
                                             -----------------------------------
                                             -----------------------------------
                                             THREE MONTHS ENDED JUNE 30, 2003
                                             -----------------------------------
                                             ---------- ------------ -----------
                                             BEFORE                    NET OF
                                               TAX                      TAX
                                             AMOUNT         TAX        AMOUNT
                                             ---------- ------------ -----------
                                             ---------- ------------ -----------

  Unrealized holding gains arising during the
    period                                   $ 99,303   $ (34,756)     $ 64,547
  Less reclassification adjustment for gains
    realized
    in net income                                (408)       143           (265)
                                             ---------- ------------ -----------
                                             ---------- ------------ -----------
  Unrealized gains on investments              98,895    (34,613)        64,282
  Foreign currency translation adjustment        (219)        77           (142)
                                             ---------- ------------ -----------
                                             ---------- ------------ -----------
  Total other comprehensive income           $ 98,676   $ (34,536)     $ 64,140
                                             ========== ============ ===========

5. VARIABLE INTEREST ENTITIES

In January 2003, the FASB issued Financial Interpretation No. 46, Consolidation of Variable Interest Entities ("FIN 46"), which the Company adopted on July 1, 2003. FIN 46's consolidation criteria are based upon analysis of risks and rewards, not control, and represent a significant and complex modification of previous accounting principles. FIN 46 represents an accounting change not a change in the underlying economics associated with the transactions, which may be affected by the Interpretation. FIN 46 clarifies the consolidation criteria for certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 requires variable interest entities to be consolidated by their primary beneficiaries if the entities do not effectively disperse risk among parties involved. Variable interest entities that effectively disperse risks will not be consolidated. FIN 46 requires disclosures for entities that have either a primary or significant variable interest in a variable interest entity.

As a part of its structured finance business, the Company insures debt obligations or certificates issued by special purposes entities. At June 30, 2004, the Company had approximately $906,000 of gross principal outstanding related to insurance contracts issued to commercial paper conduits--variable interest entities under FIN 46--which the Company does not believe requires consolidation but which requires disclosure. With respect to the remainder of the structured finance transactions insured, the Company has evaluated the transactions, but does not believe any such transactions require consolidation or disclosure under FIN 46.

6. SUBSEQUENT EVENTS

On July 19, 2004, FGIC closed on its new $300,000 "Soft Capital" facility of "Money Market Committed Preferred Custodial Trust Securities ("CPS Securities"). This replaces the existing $300,000 "Soft Capital" facility previously provided by GE Capital. The CPS securities are structured in six separate and newly organized Delaware trusts, each trust will issue $50,000 in CPS Securities on a rolling 28 day auction rate basis. Proceeds from these securities are invested in high grade, short term securities (the "Eligible Assets") and held in the respective trust. To draw down these funds, which are available completely at the Company's discretion, the Company would exercise a put option against each trust, whereby it issues in perpetual preferred shares in FGIC to the holders of the securities in exchange for the Eligible Assets.